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                                                                   EXHIBIT 10.14



                                RIGHTS AGREEMENT


        THIS RIGHTS AGREEMENT is made as of the 5th day of May, 2000, by and among Structural Proteomics, Inc., a New Jersey corporation ("SP"), Richard Fine, Boris Klebansky and Arnold Hagler (the "FOUNDERS") and Discovery Partners International, Inc., a California corporation ("DPI").


                                    RECITALS

        WHEREAS, SP, Richard Fine, Boris Klebansky and DPI are parties to the Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT");

        WHEREAS, the Founders are founders and shareholders of SP;

        WHEREAS, in order to induce DPI to enter into the Purchase Agreement and to invest funds in SP pursuant to the Purchase Agreement, SP and the Founders agree to grant to DPI certain rights to acquire equity securities of SP and the parties hereby agree that this Agreement shall govern certain other rights of the parties with respect to the matters set forth herein;

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Right of First Offer.

        Subject to the terms and conditions specified in this Section 1, SP hereby grants to DPI a right of first offer with respect to future sales by SP of its Shares (as hereinafter defined).

           Each time SP proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("SHARES"), SP shall first make an offering of such Shares to DPI in accordance with the following provisions:

           1.1 SP shall deliver written notice ("OFFERING NOTICE") to DPI stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

           1.2 Within 20 calendar days after receipt of the Offering Notice, DPI may elect to purchase or obtain, at the price and on the terms specified in the Offering Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of any securities then held that are convertible or exchangeable into common stock, by DPI bears to the total number of shares of common stock of SP then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) as of the date of the Offering Notice. DPI shall make such election by giving written notice to SP.

           1.3 SP may, during the 60-day period following the expiration of the period provided in Section 1.2 hereof, offer the remaining unsubscribed portion of such Shares referred to in the Offering Notice and not purchased by DPI (including the portion not offered to DPI) to any person or persons at a price not less than, and upon terms no more favorable to the offeree




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than those specified in the Offering Notice. If SP does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to DPI in accordance herewith.

           1.4 The right of first offer in this Section 1 shall not be applicable (i) to the issuance of equity securities in connection with a strategic alliance or capital equipment lease transaction, or (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Securities Act of 1933, as amended (the "ACT") pursuant to a registration statement on Form S-1, at an offering price of at least $10,000,000 in the aggregate.

           1.5 The right of first offer in this Section 1 shall terminate in the event (a) DPI does not elect pursuant to Section 1.2 to purchase Shares offered to it pursuant to this Section 1 and (b) all of such Shares are then successfully sold to others within the 60-day period as contemplated by Section 1.3.

        2. Founders Right to Exchange SP Stock for DPI Stock. Subject to the terms and conditions specified in this Section 2 and the valuation mechanism set forth in Section 4, DPI hereby grants to the Founders (who must all act together, or else not at all) certain option rights, exercisable only after DPI's IPO, to exchange shares of the common stock of SP then held by such Founders for shares of Common Stock of DPI (collectively, the "FOUNDERS PUT OPTIONS"). The Founders Put Options shall apply with respect to the shares of common stock of SP held by such Founders (and not then owned by DPI) upon the closing of DPI's IPO (the "IPO-TIME SHARES").

           2.1 Founders Put Options.

               (a) First Put Option. By valid delivery of a Put Option Notice (as set forth below), the Founders may elect to exchange on the first anniversary of the closing of the IPO (the "FIRST ANNIVERSARY DATE") up to twenty-five percent (25%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3) for shares of common stock of DPI.

               (b) Second Put Option. By valid delivery of a Put Option Notice (as set forth below), the Founders may elect to exchange on the second anniversary of the closing of the IPO (the "SECOND ANNIVERSARY DATE") up to fifty percent (50%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3) for shares of common stock of DPI.

               (c) Third Put Option. By valid delivery of a Put Option Notice (as set forth below), the Founders may elect to exchange on the third anniversary of the closing of the IPO (the "THIRD ANNIVERSARY DATE") up to seventy-five percent (75%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3) for shares of common stock of DPI.

               (d) Fourth Put Option. By valid delivery of a Put Option Notice (as set forth below), the Founders may elect to exchange on the fourth anniversary of the closing of




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the IPO (the "FOURTH ANNIVERSARY DATE") up to one hundred percent (100%) of the
IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3) for shares of common stock of DPI. Each of the First Anniversary Date, the Second Anniversary Date, the Third Anniversary Date and the Fourth Anniversary Date may also be referred to herein as an "ANNIVERSARY DATE").

           2.2 Put Option Notice. Each time the Founders elect to exercise a Founders Put Option, the Founders shall deliver not less than thirty (30) days prior to the applicable Anniversary Date of the IPO a written notice (each a "PUT OPTION NOTICE") to DPI. Such Put Option Notice shall be signed by each of the Founders and shall state the numbers of Option Shares that each Founder will be exchanging and the aggregate number of such Option Shares, which aggregate number may not exceed the applicable threshold as set forth in subsections 2.1(a)-2.1(d) above.

        3. DPI's Right to Exchange DPI Stock for SP Stock. Subject to the terms and conditions specified in this Section 3 and the valuation mechanism set forth in Section 4, the Founders, and each of them, hereby grant to DPI certain option rights, exercisable only after the IPO, to exchange shares of the common stock of DPI for IPO-Time Shares (such rights collectively referred to as the "DPI CALL OPTIONS"). The IPO-Time Shares shall be acquired from the respective Founders on a pro-rata basis (based on the number of IPO-Time Shares each such Founder (together with such Founder's transferees of IPO-Time Shares) then holds in relation to the IPO-Time Shares then held by all the Founders).

           3.1 DPI's Call Options if SP Valuation is Greater than $30 Million. The following provisions shall apply if as of the applicable Anniversary Date the value of the total number of shares of common stock of SP outstanding as of the applicable Anniversary Date (assuming full conversion and exercise of all convertible or exercisable securities) is determined pursuant to Section 4 to be equal to or greater than $30 million.

               (a) First Call Option. By valid delivery of a Call Option Notice (as set forth below), DPI may elect to exchange on the First Anniversary Date shares of common stock of DPI for up to twenty-five percent (25%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3).

               (b) Second Call Option. By valid delivery of a Call Option Notice (as set forth below), DPI may elect to exchange on the Second Anniversary Date shares of common stock of DPI for up to fifty percent (50%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3).

               (c) Third Call Option. By valid delivery of a Call Option Notice (as set forth below), DPI may elect to exchange on the Third Anniversary Date shares of common stock of DPI for up to seventy-five percent (75%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3).

               (d) Fourth Call Option. By valid delivery of a Call Option Notice (as set forth below), DPI may elect to exchange on the Fourth Anniversary Date shares of common stock of DPI for up to one hundred percent (100%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3).




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           3.2 DPI's Call Options if SP Valuation is Less than $30 Million. The following provisions shall apply if as of the applicable Anniversary Date the value of the total number of shares of common stock of SP outstanding as of the applicable Anniversary Date (assuming full conversion and exercise of all convertible or exercisable securities) is determined pursuant to Section 4 to be less than $30 million.

               (a) Fifty Percent Call Option. By valid delivery of a Call Option Notice (as set forth below), DPI may elect to exchange on the Third Anniversary Date shares of common stock of DPI for up to fifty percent (50%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3).

               (b) One Hundred Percent Call Option. By valid delivery of a Call Option Notice (as set forth below), DPI may elect to exchange on the Fourth Anniversary Date shares of common stock of DPI for up to one hundred percent (100%) of the IPO-Time Shares (less any IPO-Time Shares previously sold to DPI under Section 2 or 3).

           3.3 Call Option Notice. Each time DPI elects to exercise a DPI Call Option, DPI shall deliver not less than thirty (30) days prior to the applicable Anniversary Date of the IPO a written notice (each a "CALL OPTION NOTICE") to each of the Founders. Such Call Option Notice shall be signed by an officer of DPI and shall state the numbers of Option Shares that DPI will be acquiring, which aggregate number may not exceed the applicable threshold as set forth in Sections 3.1 and 3.2 above.

           3.4 Overlap. If the Founders Put Option and DPI Call Option are exercised simultaneously, the total IPO-Time Shares sold shall not exceed the greater of the number of shares allowed under the applicable respective subsections of Section 2 and 3. Example: for the First Anniversary Date, the Founders Put Option is exercised for 10% of the IPO-Time Shares and the DPI Call Option is exercised (under Section 3.1(a)) for 22% of the IPO-Time Shares. 25% of the IPO-Time Shares shall be sold on the First Anniversary Date.

        4. Determination of Number of DPI Shares to be Exchanged. To determine how many shares of DPI common stock shall be exchanged for the IPO-Time Shares identified in a Put Option Notice and/or a Call Option Notice the following provisions shall apply. The number of shares of DPI common stock to be delivered to a particular Founder for his IPO-Time Shares shall be (X) the product of (i) the per-share value of a share of common stock of SP divided by the 10 Day Average (as defined below) of a share of common stock of DPI times (ii) the number of IPO-Time Shares being sold by him to DPI pursuant to such Put Option Notice and/or Call Option Notice, plus (Y) the quotient of (i) the product of
(1) the 10 Day Average of a share of DPI common stock less $8.00, times (2) the applicable Personal Factor (as defined below), times (3) the number of IPO-Time Shares being sold by him to DPI pursuant to such Put Option Notice and/or Call Option Notice, divided by (ii) the 10 Day Average of a share of DPI common stock. For Richard Fine, the "PERSONAL FACTOR" is 0.13549; for Boris Klebansky, the "PERSONAL FACTOR" is 0.13549; and for Arnold Hagler, the "PERSONAL FACTOR" is 0.57645. The per-share value of the shares of common stock of SP shall be determined by dividing (A) the product of (i) SP's total revenues for the 12 calendar months completed immediately before the applicable Anniversary Date times (ii) the DPI Price to Revenue Ratio (as defined below) by (B) the total number of shares of common stock of SP outstanding as of the applicable Anniversary Date (assuming full conversion and exercise of all convertible or exercisable securities). The "DPI




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PRICE TO REVENUE RATIO" shall be calculated by dividing (C) the product of (i)
the average closing prices of DPI's common stock over the 10 trading days ending on the last trading day of the calendar month before the applicable Anniversary Date as quoted on the Nasdaq National Market or other principal national securities exchange (or a similar national quotation system) (the "10 DAY AVERAGE") times (ii) the total number of shares of common stock of DPI outstanding as of the last trading day of the calendar month before the applicable Anniversary Date (assuming full conversion and exercise of all convertible and exercisable securities) by (D) the total revenues for DPI for the 12 calendar months ending on such last trading day of the calendar month before the applicable Anniversary Date.

        5. SP Spin-off. If at any time the Founders collectively notify DPI that they believe that the value of SP may be greater as an entity separate from DPI than as a subsidiary of DPI, DPI agrees to negotiate and discuss with the Founders in good faith with respect to how the greatest value for SP may be achieved (either as a continuing subsidiary of DPI, spun off in a public offering, or otherwise).

        6. Miscellaneous.

           6.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

           6.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

           6.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           6.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or one business day after delivery by facsimile, electronic mail or overnight courier or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

           6.6 Expenses. Each party shall bear its own expenses for the transactions contemplated by this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable




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attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

           6.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of SP, DPI and a majority in interest of the Founders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party hereto.

           6.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

           6.9 Entire Agreement. This Agreement (together with the Stock Purchase Agreement of even date) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

           6.10 Legends. Each share certificate representing SP common stock owned by any Founder (or any transferee of a Founder) shall be imprinted with a legend specifying that the shares are subject to this Agreement.

           6.11 Restricted Securities. Any and all shares of DPI common stock issued hereunder shall be unregistered under the Securities Act of 1933 and all "blue sky" laws. They cannot be resold unless they are registered under such Act or are exempt from registration. They may never be able to be resold. The Founders agree that they will be acquiring any such DPI stock for their own respective accounts for investment, and not with a view to any distribution thereof.

           6.12 Lockup Agreement. In connection with any initial public offering which DPI may ever choose to make of its common stock, if the underwriter(s) in such IPO request the Founders to sign a customary lockup agreement and complete a customary NASD questionnaire, each Founder agrees to sign such customary lockup agreement with respect to any and all shares of DPI common stock which at the time are owned by or subject to an option in favor of such Founder and to complete such customary NASD questionnaire.




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        IN WITNESS WHEREOF, the parties have executed this Rights Agreement as of the date first above written.

STRUCTURAL PROTEOMICS, INC.           DISCOVERY PARTNERS
                                      INTERNATIONAL, INC.



By: /s/ Arnold Hagler                 By: /s/ Jack Fitzpatrick
    -----------------------------         --------------------------------------

Address:                              Address:  9640 Towne Centre Drive
         ------------------------               --------------------------------

                                                San Diego, CA 92121
         ------------------------               --------------------------------

Fax:                                  Fax:      (858) 455-8088
         ------------------------               --------------------------------

E-Mail:                               E-Mail:   jackf@discoverypartners.com
         ------------------------               --------------------------------



FOUNDERS


          /s/ Richard Fine                      /s/ Boris Klebansky
          -----------------------               --------------------------------
          Richard Fine                          Boris Klebansky

Address:  428 Bedford Rd              Address:  4 Adele Av.
          -----------------------               --------------------------------

          Ridgewood, NJ 07450                   Dematest, NJ 07627
          -----------------------               --------------------------------

Fax:      fine@ix.netcom.com          Fax:      201-784-2042
          -----------------------               --------------------------------

E-Mail:   201-444-2490                E-Mail:   bkc@intac.com
          -----------------------               --------------------------------




                                                /s/ Arnold Hagler
                                                --------------------------------
                                                Arnold Hagler

                                      Address:  P.O. Box 12067 La Jolla CA 92039
                                                --------------------------------

                                                --------------------------------

                                      Fax:
                                                --------------------------------

                                      E-Mail:   arnie@sciencemedia.com
                                                --------------------------------